UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

AB SUSTAINABLE GLOBAL THEMATIC FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2020

Date of reporting period: July 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

JUL     07.31.20

ANNUAL REPORT

AB SUSTAINABLE GLOBAL

THEMATIC FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Sustainable Global Thematic Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 1

ANNUAL REPORT

September 10, 2020

This report provides management’s discussion of fund performance for AB Sustainable Global Thematic Fund for the annual reporting period ended July 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JULY 31, 2020 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE GLOBAL THEMATIC FUND

Class A Shares	14.78%	24.22%

Class C Shares	14.36%	23.29%

Advisor Class Shares[1]	14.93%	24.53%

Class R Shares[1]	14.57%	23.76%

Class K Shares[1]	14.75%	24.15%

Class I Shares[1]	14.94%	24.57%

MSCI ACWI (net)	-0.19%	7.20%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended July 31, 2020.

All share classes of the Fund outperformed the benchmark during both periods, before sales charges. During the 12-month period, security and sector selection contributed, relative to the benchmark. Security selection within the health care and industrials sectors contributed most, while selection within real estate detracted. An underweight to the energy sector and an overweight to technology added to returns, while underweights to communication services and consumer discretionary detracted. Country positioning (a result of bottom-up security analysis combined with fundamental research) contributed, led by an underweight to the United Kingdom; an overweight to Austria detracted. The Health theme contributed most, followed by the Climate and Empowerment themes.

2 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

During the six-month period, both security and sector selection contributed, relative to the benchmark. Security selection was positive overall, led by selection within the health care and industrials sectors. An underweight to energy and an overweight to technology contributed, while underweights to communication services and consumer discretionary partially offset these gains. Country selection contributed: an underweight to the United Kingdom was positive, while an overweight to Austria detracted. All themes contributed to performance; the Health theme contributed most, followed by the Climate and Empowerment themes.

Efforts to stem climate change are gaining momentum around the world. The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. Improving health is an important theme for developed and emerging markets alike. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. Too many sectors of society are marginalized by economic and social forces. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks rallied during the 12-month period ended July 31, 2020. Amid increased volatility, equity markets rose off lows reached in March after suffering steep losses that wiped out previous gains as a result of the worldwide COVID-19 pandemic. Expanded monetary and fiscal stimulus, the gradual reopening of global economies, and progress in the development of a vaccine helped support investor sentiment, despite a sharp contraction of economic growth, a resurgence of US-China tensions, and rising rates of COVID-19 cases in parts of the US and large emerging markets that triggered a pause in the acceleration of economic activity. Throughout the period, growth stocks consistently outperformed value stocks in all categories. Small-cap stocks continued to rally, outperforming large-caps at times; however, overall, large-cap stocks have performed significantly better.

Given the expected volatility, the Fund’s Senior Investment Management Team (the “Team”) will seek to take advantage of any price dislocations that are presented in the market. The Fund’s focus on secular growth

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 3

themes, particularly those promoting social and environmental sustainability, helps to identify companies with strong competitive advantages and high returns on invested capital that the Team believes are more likely to sustain higher-than-average growth over the long term. With elevated market valuations, the Team believes organic sales and earnings growth may be a key driver of returns going forward. The Fund is positioned particularly well in this regard.

INVESTMENT POLICIES

The Fund pursues opportunistic growth by investing in a global universe of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located throughout the world that the Adviser believes are positively exposed to sustainable investment themes.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. These themes include climate, health and empowerment and may change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser also uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to environmental, social and corporate governance (“ESG”) factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging-market countries. Under normal market conditions, the Fund invests significantly (at least 40%–unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment

(continued on next page)

4 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. Investments in ETFs will not be subject to the Fund’s sustainable investment themes or ESG factors.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or health-care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as

6 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to November 1, 2016 is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 7

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/31/2010 TO 7/31/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable Global Thematic Fund Class A shares (from 7/31/2010 to 7/31/2020) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	24.22%	18.93%

5 Years	12.43%	11.45%

10 Years	10.09%	9.61%

CLASS C SHARES

1 Year	23.29%	22.29%

5 Years	11.57%	11.57%

10 Years	9.27%	9.27%

ADVISOR CLASS SHARES[1]

1 Year	24.53%	24.53%

5 Years	12.71%	12.71%

10 Years	10.39%	10.39%

CLASS R SHARES[1]

1 Year	23.76%	23.76%

5 Years	12.11%	12.11%

10 Years	9.89%	9.89%

CLASS K SHARES[1]

1 Year	24.15%	24.15%

5 Years	12.46%	12.46%

10 Years	10.23%	10.23%

CLASS I SHARES[1]

1 Year	24.57%	24.57%

5 Years	12.87%	12.87%

10 Years	10.62%	10.62%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.27%, 2.03%, 1.02%, 1.60%, 1.29% and 0.92% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.83%

5 Years	9.85%

10 Years	9.66%

CLASS C SHARES

1 Year	12.86%

5 Years	9.97%

10 Years	9.32%

ADVISOR CLASS SHARES[1]

1 Year	15.00%

5 Years	11.08%

10 Years	10.44%

CLASS R SHARES[1]

1 Year	14.30%

5 Years	10.50%

10 Years	9.94%

CLASS K SHARES[1]

1 Year	14.65%

5 Years	10.84%

10 Years	10.28%

CLASS I SHARES[1]

1 Year	15.04%

5 Years	11.25%

10 Years	10.68%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,147.80	$6.73	1.26%	$6.78	1.27%
Hypothetical**	$1,000	$1,018.60	$6.32	1.26%	$6.37	1.27%
Class C
Actual	$1,000	$1,143.60	$10.71	2.01%	$10.77	2.02%
Hypothetical**	$1,000	$1,014.87	$10.07	2.01%	$10.12	2.02%
Advisor Class
Actual	$1,000	$1,149.30	$5.40	1.01%	$5.45	1.02%
Hypothetical**	$1,000	$1,019.84	$5.07	1.01%	$5.12	1.02%
Class R
Actual	$1,000	$1,145.70	$8.70	1.63%	$8.75	1.64%
Hypothetical**	$1,000	$1,016.76	$8.17	1.63%	$8.22	1.64%
Class K
Actual	$1,000	$1,147.50	$7.10	1.33%	$7.10	1.33%
Hypothetical**	$1,000	$1,018.25	$6.67	1.33%	$6.67	1.33%
Class I
Actual	$1,000	$1,149.40	$5.24	0.98%	$5.29	0.99%
Hypothetical**	$1,000	$1,019.99	$4.92	0.98%	$4.97	0.99%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 13

PORTFOLIO SUMMARY

July 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,333.3

1

All data are as of July 31, 2020. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

14 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

July 31, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Gerresheimer AG	$41,530,194	3.1%

Chr Hansen Holding A/S	38,296,165	2.9

MSCI, Inc. – Class A	37,883,745	2.9

Bio-Rad Laboratories, Inc. – Class A	37,419,408	2.8

Adyen NV	37,038,573	2.8

Koninklijke Philips NV	33,789,299	2.5

Vestas Wind Systems A/S	33,553,696	2.5

West Pharmaceutical Services, Inc.	33,329,932	2.5

Tecan Group AG	31,978,783	2.4

Infineon Technologies AG	29,761,592	2.2

	$354,581,387	26.6%

1	Long-term investments.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 15

PORTFOLIO OF INVESTMENTS

July 31, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 92.2%
Information Technology – 25.9%
Electronic Equipment, Instruments & Components – 3.5%
Flex Ltd.(a)	2,032,590	$23,354,459
Keyence Corp.	54,100	22,813,257

		46,167,716

IT Services – 7.2%
Adyen NV(a)(b)	22,190	37,038,573
Pagseguro Digital Ltd.(a)	366,360	14,005,943
Square, Inc. – Class A(a)(c)	179,217	23,271,327
Visa, Inc. – Class A(c)	117,375	22,348,200

		96,664,043

Semiconductors & Semiconductor Equipment – 6.7%
Cree, Inc.(a)(c)	272,660	18,791,727
Infineon Technologies AG	1,167,333	29,761,592
NVIDIA Corp.	48,829	20,732,305
NXP Semiconductors NV	165,510	19,452,390

		88,738,014

Software – 6.6%
Dassault Systemes SE	141,710	25,804,462
Microsoft Corp.	126,565	25,947,091
Proofpoint, Inc.(a)	169,986	19,662,280
Zendesk, Inc.(a)	186,780	17,024,997

		88,438,830

Technology Hardware, Storage & Peripherals – 1.9%
Apple, Inc.	58,439	24,838,913

		344,847,516

Health Care – 24.1%
Biotechnology – 1.3%
Abcam PLC	1,019,270	17,144,783

Health Care Equipment & Supplies – 7.0%
Danaher Corp.	127,203	25,923,971
Koninklijke Philips NV(a)	653,933	33,789,299
West Pharmaceutical Services, Inc.(c)	123,963	33,329,932

		93,043,202

Health Care Providers & Services – 5.1%
Apollo Hospitals Enterprise Ltd.	952,779	21,434,644
Laboratory Corp. of America Holdings(a)(c)	153,090	29,534,123
UnitedHealth Group, Inc.	57,567	17,430,136

		68,398,903

Life Sciences Tools & Services – 10.7%
Bio-Rad Laboratories, Inc. – Class A(a)(c)	71,290	37,419,408

16 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bruker Corp.	359,555	$16,043,344
Gerresheimer AG	361,010	41,530,194
ICON PLC(a)	84,090	15,595,331
Tecan Group AG	76,250	31,978,783

		142,567,060

		321,153,948

Industrials – 14.2%
Building Products – 3.7%
Kingspan Group PLC	405,945	29,122,484
Trex Co., Inc.(a)(c)	142,050	19,791,827

		48,914,311

Commercial Services & Supplies – 2.0%
Waste Management, Inc.	237,240	26,001,504

Electrical Equipment – 5.4%
Rockwell Automation, Inc.	72,820	15,884,954
Schneider Electric SE	196,490	22,530,227
Vestas Wind Systems A/S	261,760	33,553,696

		71,968,877

Machinery – 1.9%
Xylem, Inc./NY	353,388	25,790,256

Professional Services – 1.2%
Recruit Holdings Co., Ltd.	523,800	16,340,381

		189,015,329

Financials – 8.7%
Banks – 2.0%
Erste Group Bank AG(a)	561,600	12,570,430
HDFC Bank Ltd.	1,049,125	14,498,059

		27,068,489

Capital Markets – 5.4%
Charles Schwab Corp. (The)	303,822	10,071,699
MSCI, Inc. – Class A	100,760	37,883,745
Partners Group Holding AG	24,694	23,921,255

		71,876,699

Insurance – 1.3%
AIA Group Ltd.	1,925,200	17,359,411

		116,304,599

Materials – 6.3%
Chemicals – 6.3%
Chr Hansen Holding A/S	335,600	38,296,165
Ecolab, Inc.	105,989	19,828,422
Koninklijke DSM NV	169,880	26,002,833

		84,127,420

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 5.0%
Auto Components – 1.5%
Aptiv PLC(c)	265,322	$20,628,786

Internet & Direct Marketing Retail – 1.7%
Alibaba Group Holding Ltd.(a)	710,320	22,287,027

Textiles, Apparel & Luxury Goods – 1.8%
NIKE, Inc. – Class B(c)	248,910	24,296,105

		67,211,918

Consumer Staples – 4.4%
Food Products – 1.8%
Kerry Group PLC – Class A	181,340	24,017,840

Household Products – 2.6%
Procter & Gamble Co. (The)	175,460	23,006,315
Unicharm Corp.	273,700	12,380,218

		35,386,533

		59,404,373

Utilities – 1.8%
Water Utilities – 1.8%
American Water Works Co., Inc.(c)	162,541	23,937,413

Communication Services – 1.8%
Interactive Media & Services – 1.8%
Tencent Holdings Ltd.	344,400	23,625,204

Total Common Stocks (cost $796,166,222)		1,229,627,720

SHORT-TERM INVESTMENTS – 8.3%
Investment Companies – 8.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.11%(d)(e)(f) (cost $110,155,996)	110,155,996	110,155,996

Total Investments – 100.5% (cost $906,322,218)		1,339,783,716
Other assets less liabilities – (0.5)%		(6,469,369)

Net Assets – 100.0%		$1,333,314,347

18 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	34,940	GBP	27,365	09/14/2020	$889,124
Bank of America, NA	USD	2,836	JPY	301,447	09/14/2020	12,661
Barclays Bank PLC	USD	4,078	KRW	4,879,436	08/13/2020	4,419
Barclays Bank PLC	CNY	18,788	USD	2,676	09/14/2020	(6,427)
Barclays Bank PLC	EUR	19,797	USD	22,057	09/14/2020	(1,282,680)
Barclays Bank PLC	JPY	262,417	USD	2,444	09/14/2020	(35,787)
Barclays Bank PLC	USD	1,923	AUD	2,920	09/14/2020	163,058
Barclays Bank PLC	USD	2,585	CNY	18,397	09/14/2020	42,038
Barclays Bank PLC	USD	6,567	EUR	5,740	09/14/2020	200,242
Barclays Bank PLC	USD	41,086	JPY	4,413,025	09/14/2020	623,521
Barclays Bank PLC	USD	3,368	RUB	239,426	09/14/2020	(158,916)
Citibank, NA	USD	13,642	KRW	16,686,400	08/13/2020	319,768
Citibank, NA	EUR	19,405	USD	21,795	09/14/2020	(1,082,840)
Citibank, NA	HKD	36,449	USD	4,699	09/14/2020	(4,047)
Citibank, NA	JPY	1,473,910	USD	13,746	09/14/2020	(184,282)
Citibank, NA	USD	20,558	AUD	29,386	09/14/2020	440,317
Citibank, NA	USD	17,430	CNY	123,447	09/14/2020	195,827
Citibank, NA	USD	7,129	SEK	65,587	09/14/2020	343,979
Citibank, NA	USD	4,133	ZAR	69,168	09/14/2020	(104,122)
Citibank, NA	INR	1,396,453	USD	18,135	10/15/2020	(357,105)
Credit Suisse International	EUR	14,354	USD	16,176	09/14/2020	(746,987)
Credit Suisse International	USD	2,515	CNY	17,665	09/14/2020	7,698
Credit Suisse International	USD	2,050	SEK	18,892	09/14/2020	102,157
Goldman Sachs Bank USA	BRL	22,301	USD	4,286	08/04/2020	10,886
Goldman Sachs Bank USA	USD	4,300	BRL	22,301	08/04/2020	(25,184)
Goldman Sachs Bank USA	BRL	22,301	USD	4,296	09/02/2020	26,267
Goldman Sachs Bank USA	GBP	4,513	USD	5,541	09/14/2020	(367,628)
Goldman Sachs Bank USA	USD	2,152	JPY	226,368	09/14/2020	(12,497)
JPMorgan Chase Bank, NA	BRL	22,301	USD	4,072	08/04/2020	(202,884)
JPMorgan Chase Bank, NA	USD	4,286	BRL	22,301	08/04/2020	(10,886)
JPMorgan Chase Bank, NA	CHF	2,370	USD	2,528	09/14/2020	(65,996)
JPMorgan Chase Bank, NA	EUR	3,888	USD	4,373	09/14/2020	(211,042)
JPMorgan Chase Bank, NA	USD	8,417	CAD	11,546	09/14/2020	203,632
JPMorgan Chase Bank, NA	USD	3,667	JPY	392,668	09/14/2020	44,172
Natwest Markets PLC	CHF	4,501	USD	4,665	09/14/2020	(262,750)
Natwest Markets PLC	EUR	158,383	USD	179,763	09/14/2020	(6,966,980)
Natwest Markets PLC	USD	4,476	GBP	3,596	09/14/2020	232,497
Standard Chartered Bank	USD	1,886	TWD	55,445	08/20/2020	3,581
Standard Chartered Bank	INR	150,767	USD	1,998	10/15/2020	1,071
State Street Bank & Trust Co.	USD	14,457	TWD	426,449	08/20/2020	80,175
State Street Bank & Trust Co.	CHF	1,731	USD	1,830	09/14/2020	(65,120)
State Street Bank & Trust Co.	CNY	14,205	USD	1,997	09/14/2020	(30,916)
State Street Bank & Trust Co.	EUR	4,846	USD	5,271	09/14/2020	(442,236)
State Street Bank & Trust Co.	USD	2,013	CAD	2,687	09/14/2020	(6,365)
State Street Bank & Trust Co.	USD	3,570	CNY	25,560	09/14/2020	79,094
State Street Bank & Trust Co.	USD	26,038	EUR	22,584	09/14/2020	588,009
State Street Bank & Trust Co.	USD	3,773	JPY	402,780	09/14/2020	33,614
State Street Bank & Trust Co.	USD	2,464	MXN	54,520	09/14/2020	(26,909)
UBS AG	USD	2,536	TWD	74,348	08/20/2020	(1,321)

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	CHF	6,421	USD	6,812	09/14/2020	$(217,348)
UBS AG	USD	25,008	CAD	33,489	09/14/2020	(3,781)
UBS AG	USD	5,632	EUR	5,020	09/14/2020	286,302

						$(7,948,927)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2020, the market value of this security amounted to $37,038,573 or 2.8% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

RUB – Russian Ruble

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

See notes to financial statements.

20 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

July 31, 2020

Assets
Investments in securities, at value
Unaffiliated issuers (cost $796,166,222)	$1,229,627,720	(a)
Affiliated issuers (cost $110,155,996)	110,155,996
Cash collateral due from broker	320,000
Foreign currencies, at value (cost $1,120,460)	1,150,264
Unrealized appreciation on forward currency exchange contracts	4,934,109
Receivable for capital stock sold	2,816,808
Unaffiliated dividends receivable	1,085,489
Affiliated dividends receivable	10,903

Total assets	1,350,101,289

Liabilities
Unrealized depreciation on forward currency exchange contracts	12,883,036
Advisory fee payable	2,476,179
Payable for capital stock redeemed	889,340
Distribution fee payable	162,137
Transfer Agent fee payable	72,269
Administrative fee payable	27,060
Directors’ fees payable	2,788
Accrued expenses	274,133

Total liabilities	16,786,942

Net Assets	$1,333,314,347

Composition of Net Assets
Capital stock, at par	$91,185
Additional paid-in capital	848,156,709
Distributable earnings	485,066,453

	$1,333,314,347

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$699,723,182	4,913,075	$142.42	*

C	$17,435,830	153,167	$113.84

Advisor	$592,941,849	3,896,910	$152.16

R	$3,305,659	23,607	$140.03

K	$4,466,412	30,664	$145.66

I	$15,441,415	101,105	$152.73

(a)	Includes securities on loan with a value of $39,367,560 (see Note E).

*	The maximum offering price per share for Class A shares was $148.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 21

STATEMENT OF OPERATIONS

Year Ended July 31, 2020

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $640,240)	$8,627,792
Affiliated issuers	727,094
Securities lending income	147,190	$9,502,076

Expenses
Advisory fee (see Note B)	8,580,025
Distribution fee—Class A	1,526,119
Distribution fee—Class B	18,636
Distribution fee—Class C	168,510
Distribution fee—Class R	15,867
Distribution fee—Class K	9,831
Transfer agency—Class A	927,501
Transfer agency—Class B	4,421
Transfer agency—Class C	26,717
Transfer agency—Advisor Class	667,513
Transfer agency—Class R	8,251
Transfer agency—Class K	7,865
Transfer agency—Class I	13,280
Custody and accounting	233,477
Printing	138,140
Registration fees	114,571
Administrative	92,805
Audit and tax	79,249
Legal	42,104
Directors’ fees	28,511
Miscellaneous	62,109

Total expenses	12,765,502
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(68,117)

Net expenses		12,697,385

Net investment loss		(3,195,309)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		84,785,242
Forward currency exchange contracts		2,265,446
Foreign currency transactions		302,357
Net change in unrealized appreciation/depreciation of:
Investments		180,795,821
Forward currency exchange contracts		(10,922,765)
Foreign currency denominated assets and liabilities		101,191

Net gain on investment and foreign currency transactions		257,327,292

Net Increase in Net Assets from Operations		$254,131,983

See notes to financial statements.

22 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended July 31, 2020	Year Ended July 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(3,195,309)	$420,464
Net realized gain on investment and foreign currency transactions	87,353,045	17,170,277
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	169,974,247	44,470,502

Net increase in net assets from operations	254,131,983	62,061,243
Distributions to Shareholders
Class A	(18,690,786)	(41,366,433)
Class B	– 0	–	(573,816)
Class C	(636,545)	(1,683,197)
Advisor Class	(11,977,952)	(22,301,823)
Class R	(96,771)	(173,722)
Class K	(109,165)	(227,234)
Class I	(342,419)	(287,481)
Capital Stock Transactions
Net increase	74,781,300	57,423,049

Total increase	297,059,645	52,870,586
Net Assets
Beginning of period	1,036,254,702	983,384,116

End of period	$1,333,314,347	$1,036,254,702

See notes to financial statements.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 23

NOTES TO FINANCIAL STATEMENTS

July 31, 2020

NOTE A

Significant Accounting Policies

AB Sustainable Global Thematic Fund, Inc. (the “Fund”) (formerly AB Global Thematic Growth Fund, Inc.), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

24 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

26 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2020:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$266,468,205		$78,379,311		$	– 0	–	$344,847,516
Health Care	192,421,028		128,732,920			– 0	–	321,153,948
Industrials	87,468,541		101,546,788			– 0	–	189,015,329
Financials	47,955,444		68,349,155			– 0	–	116,304,599
Materials	19,828,422		64,298,998			– 0	–	84,127,420
Consumer Discretionary	44,924,891		22,287,027			– 0	–	67,211,918
Consumer Staples	23,006,315		36,398,058			– 0	–	59,404,373
Utilities	23,937,413		– 0	–		– 0	–	23,937,413
Communication Services	– 0	–	23,625,204			– 0	–	23,625,204
Short-Term Investments	110,155,996		– 0	–		– 0	–	110,155,996

Total Investments in Securities	816,166,255		523,617,461	(a)		– 0	–	1,339,783,716
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	4,934,109			– 0	–	4,934,109
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(12,883,036)			– 0	–	(12,883,036)

Total	$816,166,255		$515,668,534		$	– 0	–	$1,331,834,789

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

28 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments as dividend income, realized gain, or return of capital based on information provided by the REIT.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2020, the reimbursement for such services amounted to $92,805.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $779,619 for the year ended July 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $11,476 from the sale of Class A shares and received $5,663 and $2,075 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended July 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended July 31, 2020, such waiver amounted to $68,116.

A summary of the Fund’s transactions in AB mutual funds for the year ended July 31, 2020 is as follows:

Fund	Market Value 7/31/19 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 7/31/20 (000)		Dividend Income (000)
Government Money Market Portfolio	$39,175		$287,245	$216,264	$110,156		$727
Government Money Market Portfolio*	– 0	–	1,380	1,380	– 0	–	0	**

Total					$110,156		$727

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an

30 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,334,404, $301,981 and $89,461 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$376,309,536		$409,385,993
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$906,722,330

Gross unrealized appreciation	$462,886,915
Gross unrealized depreciation	(29,747,141)

Net unrealized appreciation	$433,139,774

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original

32 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended July 31, 2020, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended July 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,934,109	Unrealized depreciation on forward currency exchange contracts	$12,883,036

Total		$4,934,109		$12,883,036

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$2,265,446	$(10,922,765)

Total		$2,265,446	$(10,922,765)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended July 31, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$244,111,605
Average principal amount of sale contracts	$320,840,345

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of July 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$901,785	$	– 0	–	$	– 0	–	$	– 0	–	$901,785
Barclays Bank PLC	1,033,278		(1,033,278)			– 0	–		– 0	–	– 0	–
Citibank, NA	1,299,891		(1,299,891)			– 0	–		– 0	–	– 0	–
Credit Suisse International	109,855		(109,855)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	37,153		(37,153)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	247,804		(247,804)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	232,497		(232,497)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	4,652		– 0	–		– 0	–		– 0	–	4,652
State Street Bank & Trust Co.	780,892		(571,546)			– 0	–		– 0	–	209,346
UBS AG	286,302		(222,450)			– 0	–		– 0	–	63,852

Total	$4,934,109		$(3,754,474)		$	– 0	–	$	– 0	–	$1,179,635	^

34 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,483,810	$(1,033,278)	$(50,000)		$	– 0	–	$400,532
Citibank, NA	1,732,396	(1,299,891)	– 0	–		– 0	–	432,505
Credit Suisse International	746,987	(109,855)	– 0	–		– 0	–	637,132
Goldman Sachs Bank USA	405,309	(37,153)	– 0	–		– 0	–	368,156
JPMorgan Chase Bank, NA	490,808	(247,804)	(243,004)			– 0	–	– 0	–
Natwest Markets PLC	7,229,730	(232,497)	– 0	–		– 0	–	6,997,233
State Street Bank & Trust Co.	571,546	(571,546)	– 0	–		– 0	–	– 0	–
UBS AG	222,450	(222,450)	– 0	–		– 0	–	– 0	–

Total	$12,883,036	$(3,754,474)	$(293,004)		$	– 0	–	$8,835,558	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 35

NOTES TO FINANCIAL STATEMENTS (continued)

Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended July 31, 2020 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$39,367,560	$	– 0	–	$40,121,047	$147,190	$3	$1

*	As of July 31, 2020.

36 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019

Class A
Shares sold	171,978	218,271	$20,721,222	$24,257,010

Shares issued in reinvestment of dividends	141,775	372,192	16,903,784	37,304,761

Shares converted from Class B	60,105	11,095	7,173,511	1,258,262

Shares converted from Class C	33,927	54,384	4,104,521	6,308,819

Shares redeemed	(647,799)	(725,779)	(77,274,376)	(81,569,938)

Net decrease	(240,014)	(69,837)	$(28,371,338)	$(12,441,086)

Class B
Shares sold	403	6,231	$37,972	$561,327

Shares issued in reinvestment of dividends	– 0	–	6,924	– 0	–	562,265

Shares converted to Class A	(74,725)	(13,654)	(7,173,511)	(1,258,262)

Shares redeemed	(2,295)	(7,408)	(213,617)	(682,697)

Net decrease	(76,617)	(7,907)	$(7,349,156)	$(817,367)

Class C
Shares sold	25,478	48,903	$2,464,418	$4,545,013

Shares issued in reinvestment of dividends	5,974	18,594	572,082	1,519,280

Shares converted to Class A	(42,136)	(66,539)	(4,104,521)	(6,308,819)

Shares redeemed	(32,688)	(53,098)	(3,050,491)	(4,721,255)

Net decrease	(43,372)	(52,140)	$(4,118,512)	$(4,965,781)

Advisor Class
Shares sold	1,524,034	1,066,308	$196,514,660	$126,031,362

Shares issued in reinvestment of dividends	85,906	191,129	10,924,622	20,345,782

Shares redeemed	(772,402)	(672,803)	(95,723,560)	(78,121,605)

Net increase	837,538	584,634	$111,715,722	$68,255,539

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 37

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2020	Year Ended July 31, 2019

Class R
Shares sold	4,609	9,957	$547,725	$1,106,658

Shares issued in reinvestment of dividends	823	1,751	96,768	173,714

Shares redeemed	(10,218)	(11,729)	(1,178,808)	(1,327,084)

Net decrease	(4,786)	(21)	$(534,315)	$(46,712)

Class K
Shares sold	7,935	10,795	$987,015	$1,260,549

Shares issued in reinvestment of dividends	895	2,217	109,162	227,229

Shares redeemed	(10,161)	(3,873)	(1,297,965)	(448,469)

Net increase (decrease)	(1,331)	9,139	$(201,788)	$1,039,309

Class I
Shares sold	47,446	66,146	$6,043,215	$7,731,275

Shares issued in reinvestment of dividends	2,683	2,694	342,419	287,481

Shares redeemed	(22,027)	(13,695)	(2,744,947)	(1,619,609)

Net increase	28,102	55,145	$3,640,687	$6,399,147

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not

38 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 39

NOTES TO FINANCIAL STATEMENTS (continued)

(“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2020.

40 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2020 and July 31, 2019 were as follows:

	2020			2019
Distributions paid from:
Ordinary income	$	– 0	–	$8,254,581
Net long-term capital gains		31,853,638		58,359,125

Total taxable distributions paid		$31,853,638		$66,613,706

As of July 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,822,297
Undistributed capital gains	47,033,705
Unrealized appreciation/(depreciation)	433,210,451	(a)

Total accumulated earnings/(deficit)	$485,066,453

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2020, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 118.20		$ 120.08		$ 107.51		$ 91.49		$ 92.00

Income From Investment Operations

Net investment income (loss)(a)(b)	(.46)		(.03)		.07		(.16	)†	(.20)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	28.37		6.33		11.63		19.65		(3.97)

Capital contributions	– 0	–	– 0	–	.87		– 0	–	3.66

Net increase (decrease) in net asset value from operations	27.91		6.30		12.57		19.49		(.51)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.97)		– 0	–	(3.46)		– 0	–

Distributions from net realized gain on investment transactions	(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(3.69)		(8.18)		– 0	–	(3.47)		– 0	–

Net asset value, end of period	$ 142.42		$ 118.20		$ 120.08		$ 107.51		$ 91.49

Total Return

Total investment return based on net asset value(c)*	24.22%		6.48%		11.69%		22.26	%†	(.55)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$699,723		$609,083		$627,185		$600,512		$501,931

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.25%		1.26%		1.29%		1.41%		1.45%

Expenses, before waivers/reimbursements(d)‡	1.26%		1.26%		1.30%		1.43%		1.45%

Net investment income (loss)(b)	(.38)%		(.03)%		.06%		(.17	)%†	(.23)%

Portfolio turnover rate	37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

42 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended July 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 95.89		$ 99.07		$ 89.37		$ 76.67		$ 77.70

Income From Investment Operations

Net investment loss(a)(b)	(1.10)		(.73)		(.66)		(.74	)†	(.71)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.74		5.04		9.64		16.37		(3.98)

Capital contributions	– 0	–	– 0	–	.72		– 0	–	3.66

Net increase (decrease) in net asset value from operations	21.64		4.31		9.70		15.63		(1.03)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.28)		– 0	–	(2.92)		– 0	–

Distributions from net realized gain on investment transactions	(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(3.69)		(7.49)		– 0	–	(2.93)		– 0	–

Net asset value, end of period	$ 113.84		$ 95.89		$ 99.07		$ 89.37		$ 76.67

Total Return

Total investment return based on net asset value(c)*	23.29%		5.67%		10.85%		21.34	%†	(1.33)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,436		$18,846		$24,636		$22,709		$64,727

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	2.01%		2.01%		2.04%		2.19%		2.21%

Expenses, before waivers/reimbursements(d)‡	2.01%		2.02%		2.05%		2.21%		2.21%

Net investment loss(b)	(1.14)%		(.80)%		(.69)%		(.95	)%†	(.99)%

Portfolio turnover rate	37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 125.72		$ 127.20		$ 113.60		$ 96.54		$ 96.84

Income From Investment Operations

Net investment income (loss)(a)(b)	(.18)		.29		.53		.10†		.02

Net realized and unrealized gain (loss) on investment and foreign currency transactions	30.31		6.73		12.15		20.73		(3.98)

Capital contributions	– 0	–	– 0	–	.92		– 0	–	3.66

Net increase (decrease) in net asset value from operations	30.13		7.02		13.60		20.83		(.30)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(1.29)		– 0	–	(3.76)		– 0	–

Distributions from net realized gain on investment transactions	(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(3.69)		(8.50)		– 0	–	(3.77)		– 0	–

Net asset value, end of period	$ 152.16		$ 125.72		$ 127.20		$ 113.60		$ 96.54

Total Return

Total investment return based on net asset value(c)*	24.53%		6.75%		11.97%		22.56	%†	(.31)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$592,942		$384,638		$314,797		$154,499		$62,661

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.00%		1.01%		1.03%		1.16%		1.20%

Expenses, before waivers/reimbursements(d)‡	1.01%		1.01%		1.04%		1.18%		1.20%

Net investment income (loss)(b)	(.14)%		.24%		.43%		.09	%†	.02%

Portfolio turnover rate	37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

44 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended July 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 116.68		$ 118.43		$ 106.35		$ 90.58		$ 91.24

Income From Investment Operations

Net investment loss(a)(b)	(.88)		(.38)		(.27)		(.36	)†	(.33)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	27.92		6.27		11.49		19.45		(3.99)

Capital contributions	– 0	–	– 0	–	.86		– 0	–	3.66

Net increase (decrease) in net asset value from operations	27.04		5.89		12.08		19.09		(.66)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.43)		– 0	–	(3.31)		– 0	–

Distributions from net realized gain on investment transactions	(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(3.69)		(7.64)		– 0	–	(3.32)		– 0	–

Net asset value, end of period	$ 140.03		$ 116.68		$ 118.43		$ 106.35		$ 90.58

Total Return

Total investment return based on net asset value(c)*	23.76%		6.13%		11.36%		21.99	%†	(.72)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,306		$3,313		$3,365		$3,099		$2,941

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.61%		1.59%		1.58%		1.64%		1.61%

Expenses, before waivers/reimbursements(d)‡	1.61%		1.60%		1.60%		1.65%		1.61%

Net investment loss(b)	(.74)%		(.34)%		(.23)%		(.39	)%†	(.39)%

Portfolio turnover rate	37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 120.86		$ 122.65		$ 109.83		$ 93.46		$ 93.85

Income From Investment Operations

Net investment loss(a)(b)	(.53)		(.02)		(.20)		(.07	)†	(.07)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	29.02		6.45		12.13		20.07		(3.98)

Capital contributions	– 0	–	– 0	–	.89		– 0	–	3.66

Net increase (decrease) in net asset value from operations	28.49		6.43		12.82		20.00		(.39)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(1.01)		– 0	–	(3.62)		– 0	–

Distributions from net realized gain on investment transactions	(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(3.69)		(8.22)		– 0	–	(3.63)		– 0	–

Net asset value, end of period	$ 145.66		$ 120.86		$ 122.65		$ 109.83		$ 93.46

Total Return

Total investment return based on net asset value(c)*	24.15%		6.45%		11.67%		22.38	%†	(.42)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,466		$3,867		$2,803		$11,481		$9,385

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.30%		1.28%		1.29%		1.33%		1.30%

Expenses, before waivers/reimbursements(d)‡	1.31%		1.29%		1.31%		1.34%		1.31%

Net investment loss(b)	(.43)%		(.02)%		(.17)%		(.08	)%†	(.08)%

Portfolio turnover rate	37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.01%		.00%

See footnote summary on page 48.

46 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$ 126.13		$ 127.62		$ 113.85		$ 96.70		$ 96.75

Income From Investment Operations

Net investment income (loss)(a)(b)	(.13)		.54		.67		.32†		.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	30.42		6.61		12.18		20.77		(3.95)

Capital contributions	– 0	–	– 0	–	.92		– 0	–	3.66

Net increase (decrease) in net asset value from operations	30.29		7.15		13.77		21.09		(.05)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(1.43)		– 0	–	(3.93)		– 0	–

Distributions from net realized gain on investment transactions	(3.69)		(7.21)		– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)		– 0	–

Total dividends and distributions	(3.69)		(8.64)		– 0	–	(3.94)		– 0	–

Net asset value, end of period	$ 152.73		$ 126.13		$ 127.62		$ 113.85		$ 96.70

Total Return

Total investment return based on net asset value(c)*	24.57%		6.85%		12.09%		22.86	%†	(.05)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,441		$9,208		$2,279		$802		$555

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.97%		.93%		.93%		.94%		.94%

Expenses, before waivers/reimbursements(d)‡	.97%		.93%		.95%		.96%		.94%

Net investment income (loss)(b)	(.10)%		.45%		.54%		.32	%†	.27%

Portfolio turnover rate	37%		42%		23%		65%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%		.01%		.01%		.01%		.00%

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2020, July 31, 2018 and July 31, 2017, such waiver amounted to .01%, .01% and .02%, respectively.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.02	.03%	.03%

*

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2018 and July 31, 2016 by .77% and 4.33%, respectively.

See notes to financial statements.

48 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Sustainable Global Thematic Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Global Thematic Fund, Inc. (the “Fund”), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

September 25, 2020

50 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 51

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	78	None

52 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (1992)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	78	None

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	78	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of the Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	78	None

54 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	78	None

Jeanette Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	78	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019), Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	78	None

56 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	78	None

Earl D. Weiner,## 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	78	None

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 57

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

58 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Sustainable Thematic Equities.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 59

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

60 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Sustainable Global Thematic Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 61

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

62 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 63

sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. [above the peer universe median] After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

64 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 65

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

66 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

NOTES

abfunds.com	AB SUSTAINABLE GLOBAL THEMATIC FUND | 67

NOTES

68 | AB SUSTAINABLE GLOBAL THEMATIC FUND	abfunds.com

AB SUSTAINABLE GLOBAL THEMATIC FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SGT-0151-0720

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees

AB Sustainable Global Thematic Fund	2019	$44,490	$—	$23,136

	2020	$44,490	$—	$25,162

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Sustainable Global Thematic Fund	2019	$654,539	$23,136
			$—
			$(23,136)

	2020	$1,058,977	$25,162
			$—
			$(25,162)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Sustainable Global Thematic Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 29, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 29, 2020